                                                                    EXHIBIT 10.2

                          MANAGEMENT SERVICES AGREEMENT

           This Management Services Agreement ("Agreement") is made this 1st day of January, 1998, by and between MEADOWBROOK INSURANCE GROUP, INC., (hereinafter referred to as "MIG") its wholly owned subsidiaries, STAR INSURANCE COMPANY (hereinafter referred to as "Star"), a Michigan corporation with its principal offices in Southfield, Michigan, SAVERS PROPERTY AND CASUALTY INSURANCE COMPANY (hereinafter referred to as "Savers"), a Missouri corporation with its principal offices in Overland Park, Kansas, AMERICAN INDEMNITY INSURANCE COMPANY, LTD. (hereinafter referred to as "American Indemnity"), a Bermuda corporation, and CREST FINANCIAL CORPORATION (hereinafter referred to as "Crest"), a Nevada corporation with its principal offices in Cerritos, California (MIG, Star, Savers, American Indemnity and Crest hereinafter collectively referred to as the "Company"), and MEADOWBROOK, INC., a Michigan corporation, with its principal office in Southfield, Michigan (hereinafter referred to as "Manager").

                                    RECITALS

A. MIG owns several insurance-related subsidiary companies as part of the insurance holding company system pursuant to the insurance laws and regulations in the various jurisdictions where such subsidiaries are licensed;

B. This Agreement shall be subject to and interpreted in accordance with the laws, rules and insurance regulations in the jurisdictions wherein the subsidiaries are licensed;

Therefore, in consideration of the mutual agreements described in this Agreement, the Company and the Manager agree as follows:

                                    AGREEMENT

ARTICLE 1 - APPOINTMENT OF MANAGER

The Company and the Manager agree that the Manager will perform services for the Company as described in this Agreement and in the manner provided in this Agreement for all subsidiaries in the holding company system. All underwriting claims and investment services provided to the Company by the Manager are to be based upon the written criteria, standards and guidelines of the Company. However, the Company shall have the ultimate and final authority over decisions and policies, including but not limited to the acceptance, rejection or canceling of risks, the payment or non-payment of claims and the purchase of securities.

Notwithstanding any other provision of this Agreement, it is understood that the business and affairs of the Company shall be managed by its Board of Directors, and delegated by the Board to the appropriate officers. Also, to the extent required under law, the Board of Directors shall present those issues to the Company's Shareholders for vote. The Board of Directors and Officers of the Manager shall not have any management prerogatives with respect to the business affairs and operations of the Company.

ARTICLE 2 - DUTIES

2.01     MANAGEMENT SERVICES

         A.       ACCOUNTING SERVICES, FINANCIAL STATEMENTS AND TAX RETURNS

                  The Manager will perform services appropriate to the Company's operations and provide all accounting services required for purposes of accounting for the results of its business operations. The Manager will prepare all of the Company's financial statements required for filing with regulatory authorities, including statutory financial statements as required under the applicable insurance code or by an applicable insurance bureau. The Manager will perform these services in a manner and at a time which complies with the requirements of the insurance bureau, of taxing authorities, and as otherwise reasonably required by the Company. Accounting services shall include the maintenance of proper premium accounts, including provision for unearned premiums, loss provision and experience statistics as required for management and for filing with any regulatory authority. The Manager will prepare and provide the Company financial statements on a quarterly and annual basis. Prior to their due dates, the Manager will prepare and deliver to the Company all tax returns to be filed with any taxing authority for the Company.

         B.       ACCOUNTS RECEIVABLE

                  The Manager will collect all funds due the Company. Manager shall use due diligence in the collection of accounts but shall be responsible to the Company only for premiums which are actually collected. The Manager shall regularly account to the Company on monies received by the Manager on behalf of the Company. Due diligence in the collection of accounts receivable shall mean regular contact of persons owing money to the Company with the demand for payment and maintenance of records adequate to enforce any debts owed. Due diligence shall not include any enforcement of the debts owed.

         C.       DEPOSITS OF MONIES RECEIVED

                  The Manager shall deposit daily into accounts of the Company maintained for that purpose all monies received by the Manager for the Company, except where Manager is the agent for the risk, in which case funds must be deposited within 15 days of receipt of report of settlement reports. All premiums collected by the Manager shall be held in a fiduciary capacity.

         D.       ACCOUNTS PAYABLE

                  The Manager will make payments of the accounts payable of the Company which are incurred by the Company in the ordinary course of business; and which represent expenses of the Company in areas for which the Manager is responsible under this Agreement.

                  For that purpose, the Manager may be designated as the signatory on certain depository and checking accounts of the Company. The Manager shall provide regular accounting to the Company of the payments which the Manager has paid.

         E.       REPORTS AND RECORDS

                  At least annually, and more often as may reasonably be requested by the Company, the Manager will provide information on the Company's overall financial conditions, results of business operations and future capital requirements. The Manager will maintain the coverage documents or policies offered through the Company and any amendments, and will be responsible for developing and furnishing all necessary forms for the coverage of policyholders of the Company. These forms shall include applications, claims reports, premium collection or invoice forms, loss control, coverage documents, rating forms, and related reports or explanatory forms required for operations of the Company. The printing

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

                  of such forms and policies shall be the responsibility of the Company. All reports and records as described above will be provided as mutually agreed with the Manager and the Company.

         F.       ADVICE AND OTHER SERVICES

                  The Manager will have no responsibility as to other matters pertaining to the Company and its business operations. The Manager will perform such other related services as may be reasonably necessary for the proper conduct of the Company's business operations and which are within the scope of this Agreement.

         G.       UNDERWRITING

                  The Company shall retain the ultimate right and responsibility to refuse any risk and/or cancel any policy. The Manager shall perform such underwriting services as the Company shall from time to time request. Underwriting services shall include the review of applications for policies of insurance, making decisions on coverage, follow up with applicants for additional information, and working with reinsurers of the Company as requested. Certain underwriting services to be performed by the Manager may be delegated to a third-party upon approval of such third parties and the terms of the delegation by the Company. The Manager will comply with all written guidelines set forth by the Company with respect to underwriting, the acceptance or rejection of certain classes of business, the scope of coverage and the provisions of the coverage document or related to the issuance of policies.

         H.       REINSURANCE

                  The Manager shall seek to arrange for appropriate reinsurance, including the preparation of all necessary documents with respect to such reinsurance. The Manager shall act as the liaison with the reinsurers with respect to both the acceptance of applications, the payment and remittance of premiums, the collection of reinsurance payments due and the negotiation of the terms, conditions and premiums for the reinsurance.

         I.       INVESTMENTS

                  The Company shall have custody of, responsibility for and control all investments of the Company. The Manager will comply with all written guidelines set forth by the Company with respect to investments and the acceptance or rejection of certain investments. However, the Company shall have the ultimate and final authority over decisions regarding the purchase and sale of securities.

         J.       EXPENSES ARISING IN MANAGEMENT SERVICES

                  The Manager shall pay all expenses which it incurs in the performance of its duties for the Company under Section 2.01. The Company shall pay all expenses which it incurs, including the expenses of examinations and other governmental expenses, the expenses of printing, premium auditing, financial statements, claims auditing, boards, bureaus and taxes, legal services, reinsurance premiums, and premiums for any other insurances purchased by the Company or as is set forth elsewhere in this Agreement. In addition, any third-party data processing costs or fees shall be paid by the Company.

2.02     CLAIMS

         A.       CLAIMS ADMINISTRATION

                  The Company shall have ultimate responsibility for claims adjustments and payments. The Manager will receive all claims and notice of claims from policyholders of the Company. The Manager will review, process, investigate, adjust, settle or resist all claims received in accordance with the Company's direction, the terms of Company coverage documents, and any written guidelines or decision of the Company regarding coverage, handling or payment of claims. The Manager will establish loss reserves for each claim as deemed necessary in accordance with the Company's direction. The Manager will make subrogation investigations and consult with the Company or its representatives for the proper handling of subrogation matters. The Manager will engage attorneys as necessary, to represent policyholders in any suit covered by the Company's policy.

         B.       CLAIMS EXPENSES

                  The Company will pay allocated loss expenses, which include reasonable expense items, such as attorney's fees, incidental legal fees, experts' fees, witnesses' travel expense, extraordinary travel expense incurred by the Manager at the request of the Company, court reporter's fees, transcript fees, and the cost of obtaining public records and witness fees. The Company will pay expenses associated with the investigation, negotiation, settlement or defense of any claim hereunder or as required for the collection of subrogation payments from third parties on behalf of the Company. All claims expenses other than allocated loss expenses shall be considered unallocated loss expenses and shall be paid by the Manager.

         C.       CLAIMS REPORTS

                  The Manager will establish claim files for each reported claim which will be subject to review by the Company or its representatives at any reasonable time without prior notice. Reports for the Company will be furnished, in formats and frequencies approved by the Company, to show claims fund activity and payments, losses paid, pending and reserved, by participant coverage, type, cause function, size, and so on. The Manager will assist as needed with all litigation and defense activities related to claims pursuant to the Company program within guidelines established by the Company. These activities shall include recommendation of attorneys on a case or retainer basis for approval by the Company, preparation of all claim documentation, retention of witnesses and performance of other steps as necessary to properly defend against claims against insureds of the Company.

2.03     LOSS PREVENTION

         The Manager will arrange for and coordinate loss prevention services as agreed with the Company, including furnishing assistance and professional consultation to participating insureds, in developing loss prevention systems, making inventories and surveys regarding exposures and risks covered under the Company program, analyzing claim causes and trends, including frequency and severity, developing and conducting training programs, and other

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

         information for loss prevention. The type of services which will be provided to individual insureds to help them to develop loss prevention systems will include review and analysis of past claims, management controls and development of recommendations to improve risk management.


2.04     ALLOCATION OF EXPENSES

         The allocation method for shared expenses shall be consistent with the provisions of Regulation 30 (11 NYCRR 105-109) or other appropriate and applicable provisions or regulations.

ARTICLE 3 - COMPENSATION

3.01     FEES

         In consideration of the services rendered by the Manager pursuant to this Agreement, Star and Savers will pay such fee as is agreed between the parties hereto and applicable to each of Star and Savers' programs on an individual basis in consideration of the costs and expenses associated with each, and as specified in the attached addenda; such fees shall be no greater than the Company would expend in providing such services for itself. On the other hand, Crest and American Indemnity shall reimburse Meadowbrook for the actual costs for those services provided by Meadowbrook.

3.02     TIME OF PAYMENT

         The amount agreed upon as described in paragraph 3.01 will be payable monthly in advance. At the end of each calendar quarter, the Manager and the Company may adjust the fee based upon the costs and expenses of each program. Crest shall be billed separately for services provided by Manager.

3.03     INCENTIVE BONUS

         The Manager shall be paid an amount equal to fifteen percent (15%) of the Company's annual net operating income before provision for federal, state and local income taxes. Income earned on the investment of the Company's accumulated retained earnings or on any other funds held by the Company which are not received by it as a result of an insurance or reinsurance transaction shall not be included in the determination of this amount. If Savers' bonus to the Manager, in addition to any ordinary dividends paid, exceeds the amount as noted in Section 382.210(2) of the Missouri Insurance Statutes, Savers shall notify the Missouri Department of Insurance and request prior approval for payment of the bonus. The amount described herein will be payable annually in arrears as soon as the year-end audit figures are known. Crest shall not be responsible for any incentive bonus payments to Manager.

3.04     DEFAULT

         No incentive bonus will be paid to the Manager if the Manager is in default on any material provisions of this Agreement.

ARTICLE 4 - THIRD PARTIES

The Manager and the Company agree that the Manager may engage or employ or terminate third-parties, including without limitation, agents to perform the duties of the Manager under this Agreement; however, the Company shall have the ultimate veto on appointment or cancellation of any agency and final approval of all commission rates which shall be mutually agreed upon.


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ARTICLE 5 - TERM AND TERMINATION

5.01     ORIGINAL TERM

         The term of this Agreement will begin on the date of this Agreement and will continue through December 31, 2002 ("Original Term"). The term will automatically be extended for successive five (5) year periods thereafter, unless either party provides written notice ninety (90) days prior to the end of the original term or any extended term, as applicable, that it does not wish to extend the term.



5.02     EFFECT OF TERMINATION

         Upon written notice of termination, the Manager shall not continue to act as such for more than ninety (90) days following receipt of said notice.

ARTICLE 6 - OWNERSHIP OF RECORDS

The Manager will maintain all appropriate records, files, ledgers, and reports so as to accurately reflect at all times the financial transactions of the Company. All records of any kind relating to the Company shall be the property of the Company and shall be in the Company's custody and control or will be available for inspection.

ARTICLE 7 - GENERAL REQUIREMENTS OF THE MANAGER

7.01     MANAGER'S GENERAL DUTIES

         The Manager is responsible to perform the duties assumed under this Agreement in accordance with standard procedures for the performance of such duties which exist in the insurance industry.

7.02     DEALING WITH THIRD PARTIES

         The Manager is authorized and may act for, bind, make commitments, and represent the Company to any third-party, in the ordinary course of business and in fulfillment of its obligations under this Agreement.

ARTICLE 8 - MISCELLANEOUS

8.01     NOTICES

         All notice requirements and other communications indicated shall be deemed given when personally delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, to the appropriate party at its address below or at such other address as shall be specified by notice given hereunder.




                           THE COMPANY:   MEADOWBROOK INSURANCE GROUP, INC.
                                          26600 Telegraph Road
                                          Southfield, MI  48034-2438

                                          STAR INSURANCE COMPANY
                                          26600 Telegraph Road
                                          Southfield, MI  48034-2438


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

                                          SAVERS PROPERTY AND
                                          CASUALTY INSURANCE COMPANY
                                          Suite 135
                                          10985 Cody
                                          Overland Park, KS  66210-1224

                                          AMERICAN INDEMNITY
                                          INSURANCE COMPANY, LTD.
                                          Belvedere Building
                                          66 Pitt's Bay Road
                                          Pembrook, Bermuda  HM08

                                          CREST FINANCIAL CORPORATION
                                          216 East Liberty Street
                                          Reno, Nevada 89501

                           THE MANAGER:   MEADOWBROOK, INC.
                                          26600 Telegraph Road
                                          Southfield, MI  48034-2347

8.02     ASSIGNMENT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; however, this Agreement may not be assigned without mutual consent, such consent shall not be unreasonably withheld.

8.03     AMENDMENT

         This Agreement may not be amended, altered or modified except in writing signed by the party against whom enforcement or any waiver, change, discharge, alteration or modification is sought.

8.04     INVALIDITY

         The invalidity of any provision of this Agreement shall not affect the validity of the remainder of any such provision or the remaining provisions of this Agreement.

8.05     INTERPRETATION

         The article, section and paragraph headings included in this Agreement have been used solely for convenience and shall not be used in conjunction with the interpretation of this Agreement. References to articles, sections and paragraphs shall refer to such provisions in this Agreement unless otherwise stated.

8.06     WAIVER

         The failure of either party at any time to require performance by the other party of any provision of this Agreement shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this Agreement, and shall in no way affect the full right to require such performance from the other party at any time thereafter.



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

8.07     SEVERABILITY

         This Agreement and the transaction contemplated herein constitute one transaction and shall not be divisible in any manner. A breach of any portion of this Agreement shall be deemed a breach of the whole Agreement.

8.08     COUNTERPARTS

         If photocopies or duplicates of the original of this Agreement are signed by the parties then each such originally signed document shall be deemed to be an original of this Agreement.

8.09     CONFLICT OF INTEREST

         The Manager shall not engage in conduct or activities that constitute actual business competition with the Company.

8.10     INDEMNIFICATION

         Both the Company and the Manager shall hold harmless and defend and indemnify the other party against any expenses, damages, liability, action, cost or other claims, including attorney fees arising out of the other party's material breach of any duty or obligation hereunder.

8.11     ERRORS AND OMISSIONS INSURANCE COVERAGE

         The Manager shall maintain an Errors and Omissions insurance policy in an amount not less than $1,000,000 per claim.


                             MEADOWBROOK INSURANCE GROUP, INC.


DATE: July 8, 1999               /s/ Merton J. Segal
     ------------------          --------------------------------------------
                             BY: Merton J. Segal
                                 --------------------------------------------
                             ITS: Chairman of the Board
                                 --------------------------------------------

                             STAR INSURANCE COMPANY


DATE: July 8, 1999               /s/ Joseph C. Henry
     ------------------          --------------------------------------------
                             BY: Joseph C. Henry
                                 --------------------------------------------
                             ITS: President
                                 --------------------------------------------

                             SAVERS PROPERTY AND
                             CASUALTY INSURANCE COMPANY


DATE: July 8, 1999               /s/ James R. Parry, Sr.
     ------------------          --------------------------------------------
                             BY: James R. Parry, Sr.
                                 --------------------------------------------
                             ITS: Executive Vice President
                                 --------------------------------------------

                             AMERICAN INDEMNITY
                             INSURANCE COMPANY, LTD.


DATE: July 8, 1999                /s/ Robert S. Cubbin
     ------------------           --------------------------------------------
                             BY:  Robert S. Cubbin
                                  --------------------------------------------
                             ITS: President
                                  --------------------------------------------

                             CREST FINANCIAL CORPORATION


DATE: July 8, 1999                /s/ Michael G. Costello
     ------------------           --------------------------------------------
                             BY:  Michael G. Costello
                                  --------------------------------------------
                             ITS: Sr. VP, General Counsel & Secretary
                                  --------------------------------------------

                             MEADOWBROOK, INC.


DATE: July 8, 1999                /s/ William J. Lohmeyer, III
     ------------------           --------------------------------------------
                             BY:  William J. Lohmeyer, III
                                  --------------------------------------------
                             ITS: Sr. VP and Chief Financial Officer
                                  --------------------------------------------

                 Addendum I to the Management Services Agreement

         Addendum I to the Management Services Agreement ("Agreement") is effective this day 31st day of December, 1998, by and between Meadowbrook Insurance Group, Inc. (hereinafter referred to as "MIG"), Star Insurance Company (hereinafter referred to as "Star"), a Michigan Corporation, Savers Property and Casualty Insurance Company (hereinafter referred to as "Savers"), a Missouri Corporation, American Indemnity Insurance Company, Ltd. (hereinafter referred to as "American Indemnity"), a Bermuda Corporation, Crest Financial Corporation (hereinafter referred to as "Crest"), a Nevada Corporation, (unless designated otherwise, hereinafter collectively referred to as the "Company") and Meadowbrook, Inc., ("Meadowbrook") Michigan Corporation.

         The Agreement shall be amended as follows:

              ARTICLE 3 - COMPENSATION SECTION 3.03 shall be deleted from the Agreement and the Company shall no longer pay the Manager an incentive bonus under the terms and conditions of the Agreement.

         All other terms and conditions of the Agreement shall remain unchanged.

         IN WITNESS THEREOF, all parties have executed Addendum I to the Agreement.


                                MEADOWBROOK INSURANCE GROUP, INC.

                                /s/  Merton J. Segal
                                ------------------------------------------------
                                BY:  Merton J. Segal
                                    --------------------------------------------
                                ITS: Chairman of the Board and CEO
                                    --------------------------------------------


                          STAR INSURANCE COMPANY

                          /s/  Joseph Henry
                          ------------------------------------------------
                          BY:  Joseph Henry
                              --------------------------------------------
                          ITS: President
                              --------------------------------------------

                          SAVERS PROPERTY AND
                          CASUALTY INSURANCE COMPANY

                          /s/ James R. Parry, Sr.
                          ------------------------------------------------
                          BY: James R. Parry, Sr.
                              --------------------------------------------
                          ITS:Executive Vice President
                              --------------------------------------------

                           AMERICAN INDEMNITY
                           INSURANCE COMPANY, LTD.

                           /s/  Robert S. Cubbin
                           ------------------------------------------
                           BY:  Robert S. Cubbin
                           ITS: President



                           CREST FINANCIAL CORPORATION

                           /s/  Michael G. Costello
                           ------------------------------------------
                           BY:  Michael G. Costello
                           ITS: Sr. Vice President and General Counsel



                           MEADOWBROOK, INC.

                           /s/   William Lohmeyer, III
                           ------------------------------------------
                           BY:  William Lohmeyer, III
                           ITS: Sr. Vice President and Chief Financial Officer

                ADDENDUM II TO THE MANAGEMENT SERVICES AGREEMENT


Addendum II to the Management Services Agreement ("Agreement") is effective this 31 day of July, 1998, by and between Meadowbrook Insurance Group, Inc. (hereinafter referred to as "MIG"), a Michigan corporation, Star Insurance Company (hereinafter referred to as "Star"), a Michigan Corporation, Savers Property and Casualty Insurance Company (hereinafter referred to as "Savers"), a Missouri corporation, American Indemnity Insurance Company, Ltd. (hereinafter referred to as "American Indemnity"), a Bermuda corporation, Crest Financial Corporation (hereinafter referred to as "Crest"), a Nevada corporation, (unless designated otherwise, hereinafter collectively referred to as the "Company") and Meadowbrook, Inc. ("Meadowbrook"), a Michigan corporation.

The Agreement shall be amended as follows:

- Ameritrust Insurance Corporation (hereinafter referred to as "Ameritrust"), a Florida Corporation, shall be included as a party to the Management Services Agreement, dated January 1, 1998. Ameritrust, along with its affiliates, shall be referred to collectively as "Company", unless designated otherwise.

-    ARTICLE 3 - COMPENSATION

     3.01 FEES

     In consideration of the services rendered by the Manager and pursuant to this Agreement, Star and Savers will pay such fee as is agreed between the parties hereto and applicable to each of Star and Savers' programs on an individual basis in consideration of the costs and expenses associated with each, and as specified in the attached addenda; such fees shall be no greater than the Company would expend in providing such services for itself. On the other hand, Crest, American Indemnity and Ameritrust shall reimburse Meadowbrook for the actual costs for those services provided by Meadowbrook.

All other terms and conditions of the Agreement shall remain unchanged.

IN WITNESS THEREOF, all parties have executed Addendum II to the Agreement.


                        MEADOWBROOK INSURANCE GROUP, INC.


                        ----------------------------------------
                        BY:  Merton J. Segal
                             ------------------------------------
                        ITS: Chairman of the Board
                             ------------------------------------

                        STAR INSURANCE COMPANY

                            ----------------------------------------
                        BY:  Joseph C. Henry
                            ----------------------------------------
                        ITS: President
                            ----------------------------------------


                        SAVERS PROPERTY AND CASUALTY
                        INSURANCE COMPANY

                            ------------------------------------------------
                        BY:  James R. Parry, Sr.
                            ------------------------------------------------
                        ITS: Executive Vice President
                            ------------------------------------------------

                        AMERICAN INDEMNITY INSURANCE
                        COMPANY, LTD.

                            ------------------------------------------------
                        BY:  Robert S. Cubbin
                            ------------------------------------------------
                        ITS: President
                            ------------------------------------------------

                        CREST FINANCIAL CORPORATION

                            ------------------------------------------------
                        BY:  Michael G. Costello
                            ------------------------------------------------
                        ITS: Sr. Vice President and General Counsel
                            ------------------------------------------------
                        MEADOWBROOK, INC.

                            ------------------------------------------------
                        BY: William J. Lohmeyer, III
                            ------------------------------------------------
                        ITS: Sr. Vice President and Chief Financial Officer
                            ------------------------------------------------

                        AMERITRUST INSURANCE CORPORATION

                            ------------------------------------------------
                        BY:  Michael G. Costello
                            ------------------------------------------------
                        ITS: Sr. Vice President and General Counsel
                            ------------------------------------------------